UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Surgery Partners, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed by table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following FAQs were made available to all employees of Surgery Partners, Inc. (the “Company”) on November 9, 2026.

Contents

Colleague FAQs (Oct. 26 Announcement)	1

Colleague FAQs (Nov. 9 Amended Agreement Announcement)	6

Colleague FAQs (Oct. 26 Announcement)

1.	What was announced?

•	Surgery Partners has announced that it has entered into a definitive agreement under which HealthSpan Partners, an affiliate of Bon Secours Mercy Health, will acquire Surgery Partners, Inc. in an all-cash transaction valued at an enterprise value of approximately $5.7 billion.
•	We are excited about the path forward and confident that this transaction will create lasting benefits for our patients, physicians and shareholders.

2.	Why is HealthSpan Partners acquiring Surgery Partners?

•	Surgery Partners brings to HealthSpan Partners an established, scaled national short-stay surgical platform, adding more than 200 locations across 30 states and approximately 5,000 affiliated physicians.
•	Additionally, joining HealthSpan Partners represents a compelling next chapter for Surgery Partners.
•	For Surgery Partners, this transaction allows us to build on our strong foundation and accelerate growth as part of an expanded outpatient facility network.
•	Under HealthSpan Partners, Surgery Partners will be able to pursue new opportunities across the short-stay surgical market, enabling us to further enhance clinical quality and the patient experience.
•	Ultimately, this transaction strengthens the value proposition that both companies can deliver to patients, physicians and payors through a differentiated model built on partnerships with physicians and health systems, extensive geographic reach and deep clinical expertise.

3.	Why is now the right time to sell the company?

•	The Board and management team regularly evaluate opportunities to advance Surgery Partners’ strategy that are in the best interests of all stakeholders.
•	With HealthSpan Partners as our new investor, we will continue to best serve our physician partners, expand access to high-quality care for our patients and evolve our organization for the future.
•	This transaction represents a compelling next chapter for Surgery Partners and a powerful validation of our business and partnership model.

4.	Who is HealthSpan Partners? Why is HealthSpan Partners the right buyer?

•	HealthSpan Partners is a diversified healthcare services organization affiliated with Bon Secours Mercy Health.
•	Bon Secours Mercy Health has a significant healthcare footprint, with approximately 48 hospitals, more than 1,200 care sites and nearly 60,000 associates.
•	The organization is committed to growing in ways that allow it to serve more people, in more communities and across a broader range of care settings.
•	Consistent with this strategy, Bon Secours Mercy Health has been investing in outpatient surgical care, including a partnership with Compass Surgical Partners in 2023, to expand its ambulatory footprint.
•	Through its affiliation with Bon Secours Mercy Health, HealthSpan Partners is connected to a broader healthcare network with significant reach and resources.
•	Together, HealthSpan Partners and Surgery Partners will establish one of the country’s largest outpatient surgical care platforms.
•	With a differentiated model built on partnerships with physicians and health systems, extensive geographic reach and deep clinical expertise, the combination expands HealthSpan Partners’ presence across the fast-growing outpatient surgery segment and strengthens its ability to serve patients across a broader range of care settings.

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5.	When is the transaction expected to close?

•	We expect the transaction to close in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

6.	How will this transaction affect my role and responsibilities?

•	This is the first step in this process and nothing changes today.
•	You should continue working as usual to deliver high-quality care for patients and support to our physician partners and one another.
•	We will keep you updated as we have more information to share.
•	Please know that our dedicated, hardworking teams are part of what makes Surgery Partners such a great organization, and we are confident that HealthSpan Partners sees the value in our people.
•	It’s a significant part of why they chose to make this investment in our continued growth.

7.	How will this transaction impact our culture and values?

•	The values, culture and leadership you know will not change.
•	While we can’t speak for HealthSpan Partners, both organizations share a commitment to high-quality, compassionate, patient-centered care and a focus on supporting physicians and the communities they serve.

8.	What should I do if I’m contacted by an external party?

•	If you are contacted by a reporter or investor, please do not comment or engage.
o	Media: For reporter inquiries, please forward the outreach to Lacey Hunter, Vice President of Communications, at [***].
o	Investors: Please direct inquiries to IR@surgerypartners.com.
•	Patients: If a patient raises questions about this announcement, please direct them to your local leadership team.
•	Suppliers / Vendors: If you receive inquiries from suppliers or vendors that you are unsure how to answer, please do not respond and forward them to Jackie Wright, Chief Procurement Officer at [***].

9.	How and when will future updates or developments regarding the transaction be communicated?

•	We are committed to keeping you updated, as appropriate, as this process moves forward.
•	While we may not have answers today to every question you may have, we will share what we do know and continue to keep you updated.

Additional Information and Where to Find It

In connection with the proposed Transactions, the Company will file with the SEC a proxy statement (the “Proxy Statement”), a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and certain other filing persons intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed Transactions. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at ir.surgerypartners.com. In addition, the Proxy Statement, the Schedule 13E-3 and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to the Company’s Investor Relations at IR@surgerypartners.com.

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Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of the Company in connection with the proposed Transactions, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the Proxy Statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2026 (the “Annual Meeting Proxy Statement”) , including under the sections entitled “Security Ownership of Certain Beneficial Owners and Management”, ”Proposal No. 1 Election of Directors”, and “Executive Officers” therein. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in the Company’s Statements of Change in Ownership on Forms 4 filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of the Company’s directors and executive officers in the proposed Transactions, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and Schedule 13E-3 and other relevant materials to be filed with the SEC relating to the proposed Transactions. You can obtain free copies of these documents from the Company using the contact information above.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transactions referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities,nor a solicitation of any vote or approval.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed Transactions and their expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “likely,” “may,” “might,” “should,” “plans,” “potential,” “projects,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

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Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed Transactions in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed Transactions; (c) potential delays in consummating the proposed Transactions; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Transactions that could delay the consummation of the proposed Transactions or cause the parties to abandon the proposed Transactions; (e) the possibility that the Company may not receive the requisite stockholder approval for the proposed Transactions; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed Transactions; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed Transactions, as well as liabilities that are not known, probable or estimable at this time or other unexpected costs, charges or expenses; (j) the possibility that the proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed Transactions; (l) the risk that disruptions from the proposed Transactions will harm the Company’s business, including current plans and operations; (m) risks related to the diversion of management’s time and attention from the Company’s ongoing business operations to matters relating to the proposed Transactions; (n) the ability of the Company to retain and hire key personnel; (o) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transactions; (p) legislative, regulatory and economic developments affecting the Company’s business; (q) general economic and market developments and conditions; (r) the legal, regulatory and tax regimes under which the Company operates; (s) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed Transactions that could affect the Company’s financial performance; (t) the risk that any announcements relating to the proposed Transactions could have adverse effects on the market price of the Company’s common stock, and the risk that such price may decline significantly if the proposed Transactions are not consummated; (u) restrictions during the pendency of the proposed Transactions that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (v) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. There can be no assurance that the proposed Transactions will in fact be consummated. The foregoing list of factors is not exhaustive, and new risks may emerge from time to time. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to the Company’s Form 10-Q filed with the SEC on August 10, 2026, the Company’s Form 10-K filed with the SEC on March 2, 2026, as well as other documents that may be filed by the Company from time to time with the SEC. These filings, as well as subsequent filings, are available on the investor relations section of the Company’s website at ir.surgerypartners.com or on the SEC’s website at www.sec.gov. The statements in this communication represent the Company’s current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause the Company’s views to change. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication.

Colleague FAQs (Nov. 9 Amended Agreement Announcement)

1.	What does this mean?

•	Surgery Partners has entered into an amendment to our merger agreement with HealthSpan Partners, an affiliate of Bon Secours Mercy Health.

•	HealthSpan Partners will now acquire Surgery Partners in an all-cash transaction valued at an enterprise value of up to approximately $6.0 billion.

•	The amended agreement also includes several updated financial terms. For more information, please refer to our press release.

•	The amendment follows Surgery Partners’ receipt of an unsolicited competing proposal from a third party.

•	Today’s announcement serves as a powerful validation of our business and partnership model.

•	It also speaks to the strength of our physician and health system partnerships, our commitment to clinical quality and the exceptional care we deliver to patients every day.

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•	The path forward that we initially communicated when we first announced the merger agreement with HealthSpan Partners has not changed.

•	The transaction is still expected to close in the first quarter of 2027, subject to the approval of Surgery Partners stockholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

•	As a reminder, this deal is not final until it closes and the situation could continue to evolve between now and then.

•	However, we continue to believe that combining with HealthSpan Partners is the right next chapter for Surgery Partners and reflects the strength of our model and our incredible team.

2.	Why did the Board choose HealthSpan Partners over the third party despite the third party’s higher share price offer?

•	Our Board of Directors and the Special Committee of the Board, in accordance with their fiduciary duties, carefully evaluated the unsolicited competing proposal from the third party and the updated proposal from HealthSpan Partners, weighing the risks and benefits.

•	Notably, the third party proposal would be expected to take materially longer to close than the amended HealthSpan proposal, or may not close, which reduces the value of the proposed consideration to our stockholders.

•	Additionally, our Board of Directors and the Special Committee considered the regulatory risk and complexity of a deal with the third party compared with HealthSpan Partners.

•	The third party proposal also did not offer contractual and other protections sought by the Special Committee to mitigate those risks.

•	In light of these considerations, and upon consulting with its independent financial and legal advisors, the Special Committee unanimously recommended that the Board of Directors determined that the amended HealthSpan Partners merger agreement is the best path forward for our business and the colleagues, partners, patients and communities we serve. The Board of Directors subsequently approved such amendment based on the Special Committee’s recommendation.

•	Given the complementary profiles of Surgery Partners and HealthSpan Partners, we’re confident that the transaction offers regulatory certainty with closing in the near-term while also delivering an enhanced ASC offering to patients, physicians and other stakeholders.

•	Our Board of Directors reaffirms its recommendation in support of the acquisition by HealthSpan Partners and the HealthSpan Partners merger agreement, as amended, remains in full effect.

3.	What is the merger consideration, including the ticking fee?

•	A ticking fee is an additional cash payment that Surgery Partners stockholders (other than affiliates of Bain Capital) will be entitled to receive if a deal takes longer to close than originally expected.

•	Under the amended merger agreement, Surgery Partners stockholders (other than affiliates of Bain Capital) will receive $25.00 per share in cash if the deal closes before March 1, 2027.

•	If the requisite Company stockholder approval for the transaction has been received prior to March 1, 2027 but the merger has not closed, Surgery Partners stockholders (other than affiliates of Bain Capital) will receive up to $1.61 per share in additional cash payments, on top of the $25.00 per share base price.

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•	The payments are capped at $26.61 per share if the deal closes at the final allowed date of October 23, 2027, representing an enterprise value of approximately $6.0 billion.

•	The payments will be paid in equal monthly installments at a rate of 10% per annum on the $25.00 per share merger consideration.

4.	Why is HealthSpan Partners still the right buyer?

•	As a reminder, HealthSpan Partners is a diversified healthcare services organization affiliated with Bon Secours Mercy Health.

•	The organization is committed to growing in ways that allow it to serve more people, in more communities and across a broader range of care settings.

•	Consistent with this strategy, Bon Secours Mercy Health has been investing in outpatient surgical care, including a partnership with Compass Surgical Partners in 2023, to expand its ambulatory footprint.

•	The rationale for this combination hasn’t changed. Joining HealthSpan Partners positions us to expand access to high-quality, compassionate care and continue delivering an exceptional experience for our patients.

•	Together, we will establish one of the country’s largest outpatient surgical care platforms, combining our physician and health system partnerships, extensive geographic reach and deep clinical expertise.

•	In combining with HealthSpan Partners, we will also continue to operate under our own name, brand and identity as a private company.

5.	When did Surgery Partners receive the third party’s proposal? Why didn’t we know about this development sooner?

•	We received the unsolicited competing proposal from a third party on November 3rd, and it was updated on November 8th.

•	Upon receipt, our Board of Directors and Special Committee of the Board, in accordance with their fiduciary duties, reviewed the proposal with the support of independent financial and legal advisors.

•	For more details on the process, including information about the third party, please refer to our proxy when it is filed in the coming weeks.

6.	Does this impact colleagues or day-to-day operations?

•	There are no changes to your roles, responsibilities or Surgery Partners’ day-to-day operations as a result of this announcement.

•	Please continue to remain focused on delivering exceptional care and service to our patients and communities.

7.	When is the transaction expected to close?

•	The transaction is still expected to close in the first quarter of 2027, subject to the approval of Surgery Partners stockholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

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•	As a reminder, this deal is not final until it closes and the situation could continue to evolve between now and then.

•	We will keep you informed as there are updates to share.

•	What we can say today is that we continue to believe that combining with HealthSpan Partners is the right next chapter for Surgery Partners and the recent interest in our business reflects the strength of our model and our incredible team.

Additional Information and Where to Find It

In connection with the proposed acquisition by an affiliate of BSMH of the Company (the “Transactions”), the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”), a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and certain other filing persons intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed Transactions. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at ir.surgerypartners.com. In addition, the Proxy Statement, the Schedule 13E-3 and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to the Company’s Investor Relations at IR@surgerypartners.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of the Company in connection with the proposed Transactions, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the Proxy Statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2026 (the “Annual Meeting Proxy Statement”) , including under the sections entitled “Security Ownership of Certain Beneficial Owners and Management”, “Proposal No. 1 Election of Directors”, and “Executive Officers” therein. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in the Company’s Statements of Change in Ownership on Forms 4 filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of the Company’s directors and executive officers in the proposed Transactions, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and Schedule 13E-3 and other relevant materials to be filed with the SEC relating to the proposed Transactions. You can obtain free copies of these documents from the Company using the contact information above.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transactions referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor a solicitation of any vote or approval.

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Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events, the Company’s future financial or operating performance or the proposed Transactions. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed Transactions and their expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “likely,” “may,” “might,” “should,” “plans,” “potential,” “projects,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed Transactions in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed Transactions; (c) the potential impact of the unsolicited proposal from a third party or possibility that more competing offers may be made;

(d) potential delays in consummating the proposed Transactions; (e) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Transactions that could delay the consummation of the proposed Transactions or cause the parties to abandon the proposed Transactions; (f) the possibility that the Company may not receive the requisite stockholder approval for the proposed Transactions; (g) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed Transactions; (h) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement with BSMH; (i) the Company’s ability to implement its business strategy; (j) significant transaction costs associated with the proposed Transactions, as well as liabilities that are not known, probable or estimable at this time or other unexpected costs, charges or expenses; (k) the possibility that the proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (l) potential litigation relating to the proposed Transactions; (m) the risk that disruptions from the proposed Transactions will harm the Company’s business, including current plans and operations; (n) risks related to the diversion of management’s time and attention from the Company’s ongoing business operations to matters relating to the proposed Transactions; (o) the ability of the Company to retain and hire key personnel; (p) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transactions; (q) legislative, regulatory and economic developments affecting the Company’s business; (r) general economic and market developments and conditions; (s) the legal, regulatory and tax regimes under which the Company operates; (t) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed Transactions that could affect the Company’s financial performance; (u) the risk that any announcements relating to the proposed Transactions or the unsolicited proposal from a third party could have adverse effects on the market price of the Company’s common stock, and the risk that such price may decline significantly if the proposed Transactions are not consummated on the anticipated timeline, or at all; (v) restrictions during the pendency of the proposed Transactions that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (w) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. There can be no assurance that the proposed Transactions will in fact be consummated. The foregoing list of factors is not exhaustive, and new risks may emerge from time to time. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to the Company’s Form 10-Q filed with the SEC on August 10, 2026, the Company’s Form 10-Q to be filed with the SEC on November 9, 2026 and the Company’s Form 10-K filed with the SEC on March 2, 2026, as well as other documents that may be filed by the Company from time to time with the SEC. These filings, as well as subsequent filings, are available on the investor relations section of the Company’s website at ir.surgerypartners.com or on the SEC’s website at www.sec.gov. The statements in this communication represent the Company’s current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause the Company’s views to change. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication.

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